UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 2, 2019
MARLIN BUSINESS SERVICES CORP.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-50448	38-3686388
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Fellowship Road, Mount Laurel, NJ		08054
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(888) 479-9111

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On January 2, 2019, Marlin Business Services Corp. (the “Company”) announced that Michael R. Bogansky has been hired as Senior Vice President and Chief Financial Officer. Mr. Bogansky commenced employment with the Company on February 1, 2019. Mr. Bogansky will report directly to Jeffrey A. Hilzinger, President and CEO of the Company. Mr. Bogansky joins Marlin from PHH Corporation (formerly NYSE: PHH) where he was most recently Senior Vice President and Chief Financial Officer. PHH was recently acquired by Ocwen Financial Corporation. Prior to that, he was Senior Vice President, Corporate Controller and Principal Accounting Officer of PHH. Before joining PHH in 2003, Mr. Bogansky was a Senior Audit Associate with Deloitte & Touche, LLP.

Pursuant to the terms of an employment offer letter, dated December 4, 2018, by and between the Company and Mr. Bogansky, for his service as Senior Vice President and Chief Financial Officer, Mr. Bogansky will:

•	receive an initial annual base salary of $350,000;

•	beginning in fiscal year 2019, be eligible to receive an annual bonus as a participant in the Company’s Management Cash Incentive Program, with a target incentive of up to 60% of base salary, to be earned based on corporate, departmental and individual performance factors as approved by the Company’s Compensation Committee;

•	beginning in fiscal year 2019, be eligible to participate in the Company’s Management Equity Incentive Plan, with a target equity award grant (consisting of performance-based restricted stock units, time-based restricted stock units and time-based options) valued $250,000, subject to the terms and conditions set forth in the Company’s 2014 Equity Compensation Plan;

•	be a Tier II participant in the Company’s Severance Pay Plan for Senior Management (previously filed with the Securities and Exchange Commission as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 filed on August 5, 2015) whereby Mr. Bogansky will be eligible to receive benefits in the event of certain involuntary termination circumstances, subject to the terms and conditions described in the plan; and

•	be eligible to participate in the Company’s benefits programs, subject to the terms and conditions of each program, and as described in the plan documents and summary plan descriptions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARLIN BUSINESS SERVICES CORP.

Date: February 1, 2019	/s/ Edward R. Dietz
Edward R. Dietz
Senior Vice President and General Counsel